EXHIBIT 23(a)





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To United National Bancorp:


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 12, 1996 incorporated by reference in United National Bancorp's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement on Form S-4.



                                                   ARTHUR ANDERSEN LLP

Roseland, New Jersey
December 30, 1996